Other financial assets and liabilities	12 Months Ended
Dec. 31, 2024
Other Financial Assets And Liabilities
Other financial assets and liabilities

15. Other financial assets and liabilities

		Current		Non-Current
	Notes	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Other financial assets
Restricted cash		-	-	13	4
Derivative financial instruments	21	53	271	15	544
Investments in equity securities		-	-	54	45
		53	271	82	593
Other financial liabilities
Derivative financial instruments	21	197	36	428	95
Other financial liabilities - Related parties	32(b)	291	290	-	-
Liabilities related to the concession grant	15(a)	467	591	1,887	3,278
Other financial liabilities		588	759	32	-
		1,543	1,676	2,347	3,373

a) Liabilities related to the concession grant

In December 2020, the Company entered into an agreement with the Federal Government to continue operating its concessions of the Estrada de Ferro Carajás (“EFC”) and Estrada de Ferro Vitória a Minas (“EFVM”) for thirty years more, extending the maturity date from 2027 to 2057.

Vale, the Brazilian National Land Transportation Agency (“ANTT”) and the Brazilian Federal Government, through the Ministry of Transportation (together: “Parties”), had been discussing the general conditions for concession contracts and on December 30,2024, the general basis for the renegotiation were agreed among the Parties and will comply with usual formalities and will be submitted for the authorities’ evaluation and approval.

The renegotiation will be performed under the terms of the concession contracts, which remain in force, aiming to promote their modernization and updating. Under the renegotiation’s general basis, Vale has committed to a maximum global contribution of approximately US$1,809 (R$11,031 million), for the EFC and EFVM’s asset base review, the optimization of contractual obligations and investments replanning. Additionally, Vale paid US$656 (R$4 billion) in advance on December 30, 2024.

Changes in Liabilities related to the concession grant

	Consolidated						Discount rate
	December 31, 2023	Renegotiation of concession contracts (a.i)	Revision to estimates and new provisions (a.ii) (a.iii)	Monetary and present value adjustments	Disbursements (a.i)	December 31, 2024	December 31, 2024	December 31, 2023	Remaining term of obligations
Payment obligation	1,130	827	25	(152)	(712)	1,118	7.32% - 11.04%	11.04%	33 years
Infrastructure investment	2,739	(571)	(113)	(428)	(391)	1,236	7.43% - 8.12%	5.17% - 5.54%	7 years
	3,869	256	(88)	(580)	(1,103)	2,354
Current liabilities	591					467
Non-current liabilities	3,278					1,887
Liabilities	3,869					2,354

(a.i) Renegotiation of concession contracts

As a result of the agreed conditions, the Company recognized an addition of US$256 (R$1,559 million) in provision, which reflects the revised estimates regarding the amount of future disbursements required to fulfill the contractual obligations of the railway concessions. Additionally, the liability was reduced by US$656 (R$4 billion) due to the advanced payment made by Vale.

(a.ii) Payment obligation

The Company will make payments for the concession grants in quarterly installments through the concession period. This obligation is updated annually by the readjustment index for monetary exchange (IRT), which was 4.76% for the year 2024 (2023: 4.82%), resulting in an addition to the provision of US$25 for the year ended December 31,2024.

The concession contract renewal requires the review and physical inspection of the railway assets by the ANTT. In addition, the ANTT may require, at their discretion, further investments on the concession network. Furthermore, there is a requirement for the Company to complete a minimum percentage of certain investments by 2027. In these circumstances, discussions on the economic and financial rebalancing of the contracts will be required and depending on the result of the physical inventory review and if new investments are demanded, the carrying amount of grant payable may have a material impact in the future.

(a.iii) Infrastructure investment

Midwestern Integration Railroad ("FICO") - Construction of 363 km of FICO, between the municipalities of Mara Rosa, in Goiás, and Água Boa, in Mato Grosso. As of December 31, 2024, the Company has a provision in the amount of US$656 (2023: US$1,584).

Infrastructure program - Comprises over 450 separate projects designed to improve safety and reduce trespass where the railways pass through urban areas, as well as technological and cultural development projects. The program will benefit 25 and 33 municipalities intercepted by EFC and EFVM, respectively. As of December 31, 2024, the Company has a provision in the amount of US$580 (2023: US$1,154).

Accounting policy

Concessions – Railway concessions liabilities consist of the future payments discounted at present value associated with the fixed payments for the concession and the obligations related with investments in infrastructure.

Grant payments are discounted using the regulatory weighted average cost of capital (“WACC”), which is the interest rate explicit in the concession agreement as determined by the ANTT, and payments related to other investment obligations are discounted at an incremental rate to reflect the time value of money, that is, a risk-free interest rate applicable to the economic environment in which the Company operates and with terms and conditions equivalent to the obligations assumed.

The amounts payable in relation to the concession granted accounted for as intangible in accordance with the accounting policy, disclosed in note 18.

Critical accounting estimates and judgments

The liabilities related to the concession grant may be affected by factors including, but not limited to: (i) amounts expected to be disbursed for constructing railways and infrastructure; (ii) cost of acquiring equipment to be made available for the granting authority; (iii) other miscellaneous obligations that complement the early extension of the railway concessions agreement; and (iv) updates in the discount rate.

Thus, the amounts actually incurred by the Company may differ from the amounts currently provisioned, due to the confirmation of the assumptions used and which depend on several factors, some of which are not under the Company's control. These changes could result in a material impact on the amount of the provision in future periods. At each presentation date of its financial statements, the Company will reassess the main assumptions used in the preparation of projected cash flows and will adjust the provision, when applicable.